Exhibit 99.2

Q1 2013 Business Update Conference Call April 22, 2013

Agenda Select First Quarter 2013 Metrics Current Business Conditions Growth Opportunities

Safe Harbor To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These items include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2011 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

Select First Quarter 2013 Metrics

Select Q1 2013 Financial Metrics Bookings ~$70M Trough conditions continued in MOCVD Cash Balance $588M Very weak overall business conditions MOCVD $37M (-42% sequentially) MBE $6M (-51%) Data Storage $27M (+64%) Good job managing cash and working capital Sequential shipments decline sharply: MOCVD & Data Storage

Highlights of Accounting Review Technical accounting issues related to “multiple element arrangements” for MOCVD transactions originating in 2009 and 2010 These systems were delivered, accepted and paid for in full Review is not related to product quality or any customer satisfaction issues The Company is undergoing a comprehensive review of similar “multiple element” arrangements since 2009 Still unclear whether or not a restatement of the timing of the recognition of revenue or related expenses will be required Goal to be a timely SEC filer as soon as practical

Veeco’s Growth Opportunities Growth Exciting Power Electronics OLED EUV MBE R&D Systems MEMS MOCVD Services OPP RTUNITY in LED Lighting Huge

Veeco’s Growth Strategy Expand Leadership in Core Markets LED Lighting Compound Semi Production Hard Disk Drive #1 Technology MBE IBD, IBE, PVD (Data Storage) Extend to New Growth Markets Organic and Acquisitions GaN Power Electronics Grow Share in MBE R&D Penetrate OLED MEMS EUV Photomask MOCVD

LED - New, Greener Paradigm for Lighting 62% Source: DOE website; data for U.S. alone Reduce electricity demands from lighting by: By 2025, LED Lighting Adoption Will ...

Eliminate 258 million metric tons of carbon emissions LED - New, Greener Paradigm for Lighting By 2025, LED Lighting Adoption Will ...

LED - New, Greener Paradigm for Lighting Save over $280B and enable us to avoid building 133 new power plants By 2025, LED Lighting Adoption Will ...

LED TV 1500 MOCVD LED Lighting Adoption is Accelerating LED Lighting projected to grow at 35% CAGR from 2010 to 2020 LED Demand by Area (B mm2) Cellphone 250 MOCVD LED Lighting ~3000+ MOCVD LED Lighting CAGR 35% LED TV Wall Street and Veeco Estimates 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Veeco Helping to Drive the LED Lighting Market 24% 29% 44% 62% 51% 2007 2008 2009 2010 2011 2012 Veeco investments and innovation will enable LED lighting mass adoption Next Generation Platform ↑ Yield, ↓ CoO ↑ Brightness In-situ Control Automation Note: Estimated comparative market share Veeco and Aixtron only K465i and MaxBright are #1 Selling MOCVD Systems with the Industry’s Highest Productivity Veeco Market Share

Focus on Services Growth Continues New Service Products Expand Veeco Certified Equipment across more product lines “Designed in” Services for new products MOCVD: post-warranty parts and services, local depots, consumables, performance upgrades MOCVD Services to Increase ~70% from 2011 to 2013 25% Grew Services in 2012

Power Electronics: New Growth Opportunity for MOCVD Power Supplies Solar Consumer Electronics Wind Automobile Power Electronics device market continues to grow1 GaN-based power devices offer higher efficiency, switching speed and lower power consumption Veeco is positioned at key customer sites around the globe to support this high growth segment Notes: 1) Yole Nov 2011, 2) IMS Research Feb 2012 GaN Power Device Market2 71% CAGR

Growing MBE in 2013 and Beyond Capitalizing on our Leadership MBE Position To Increase Our Market Share in R&D Veeco GEN2000 on Cover

Entering OLED Market Through Core Deposition Source Technology Veeco Deposition Source for OLED OLED equipment is quickly becoming a billion dollar plus opportunity

Hard Disk Drives Will Continue to Dominate Storage 2012 3,500 0 2020 It took Seagate 29 years to reach their first billion hard drives and only four years to reach their second billion Source: Western Digital Exabyte Shipments Over 85% of exabytes in 2020 will be stored on HDDs 2016 Client PC Personal Consumer Electronics Cloud Smart Phones/ Tablets Cloud SSD Client SSD ...

Global Trends Driving Veeco’s MEMS Opportunity We are the largest supplier of thin film magnetics process equipment Over 800 etch and deposition systems installed worldwide Strong technical team and dedicated applications lab Source: Semico Research Corp. Dec 2012 $Billions of dollars $20 2005 2015 MEMS Revenue by Application Automotive Smartphones Displays $0

Veeco IBD Required for EUV Mask Roadmap $300B semiconductor market investing heavily in EUV to solve lithography challenges Defect-free photomasks are a technical roadblock We have 100% market share in Ion Beam Deposition for this application Currently engaged with key industry players on next-gen equipment solutions

Veeco’s Growth Opportunities Growth Exciting Power Electronics OLED EUV MBE R&D Systems MEMS MOCVD Services OPP RTUNITY in LED Lighting Huge

Market Outlook

Markets Showing Signs of Improvement Utilization rates high – first “rush” MOCVD orders in 2 years China fab build-outs continue for select funded companies Data storage customers making select technology investments Anticipate Higher Bookings in Q2 Increase in quotations for MBE R&D systems LED Lighting market heating up

Q&A Session